SUP-0119-1023

BERNSTEIN FUND, INC.

-Small Cap Core Portfolio

(the “Portfolio”)

Supplement dated October 27, 2023 to the Summary Prospectus and Prospectus, each dated January 27, 2023, as supplemented to date (the “Prospectuses”), of the Small Cap Core Portfolio of Bernstein Fund, Inc.

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Effective October 30, 2023, the following chart replaces the chart under the heading “Purchase and Sale of Portfolio Shares” in the summary sections of the Prospectuses for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
SCB Class	$1,000	None
Advisor Class Shares (currently only available to certain clients of the Bernstein Private Wealth Management Unit of the Manager)	$1,000	None

*	The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

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Effective October 30, 2023, the following language replaces the first sentence of the first paragraph in the Prospectus under the heading “Investing in the Portfolios — How to Buy Shares — Minimum Investments.”

Except as otherwise provided, the minimum initial investment is $10,000 with respect to the International Strategic Equities Portfolio, $1,000 with respect to the Small Cap Core Portfolio, $5,000 with respect to the Emerging Markets Portfolio and the International Small Cap Portfolio, and $25,000 with respect to the Fixed-Income Portfolios.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-1023